WARRANT PURCHASE AGREEMENT


     WARRANT PURCHASE AGREEMENT (this "Agreement") dated as of December __, 1999, by and between BION ENVIRONMENTAL TECHNOLOGIES, INC., a Colorado corporation (the "Company") and D2 CO., LLC, a Delaware limited liability company (the "Purchaser").

     WHEREAS, subject to the terms and conditions hereinafter set forth, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, an aggregate of 2,500,000 Warrants (the "Warrants") in the form attached as Exhibit A, each of which shall entitle the holder thereof to purchase one share of the Common Stock of the Company.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Purchaser and the Company hereby agree as follows:

          1.     Purchase of Company Securities.

          1.1. Purchase and Sale of the Warrants. Subject to the terms and conditions set forth herein, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, 2,500,000 Warrants, in exchange for $500,000 in cash and a note (the "Note"), the form of which is attached hereto as Exhibit B, in the principal amount of $500,000.

          2.     Closing.

          2.1. Closing. The closing of the purchase and sale of the Warrants will take place at the offices of Bion. Such closing (the "Closing") will take place at 10:00 A.M., local time, on such date as may be mutually agreed upon by the Company and the Purchaser. The date of the Closing is referred to herein as a "Closing Date." At the Closing, the Company will deliver to the Purchaser the Warrants purchased as set forth in Section 1 hereof, against payment of the Purchase Price, by wire transfer payable to the Company and by delivery of the Note. The Warrants shall be registered in the Purchaser's name or the name of its nominee(s) in such denominations as the Purchaser shall request pursuant to instructions delivered to the Company not less than one day prior to the Closing Date.

          3. Conditions to the Obligations of Purchaser at the Closing. The obligation of the Purchaser to purchase and pay for the Warrants is subject to the satisfaction on or prior to the Closing Date of the following conditions, which may only be waived by written consent of Purchaser:

          3.1. Opinion of Counsel to the Company. Purchaser shall have received from counsel for the Company, its opinion dated the Closing Date in the form of Exhibit A hereto.

          3.2. Representations and Warranties. All of the representations and warranties of the Company contained in this Agreement shall be true and correct at and as of the Closing Date, except for changes caused by the transactions contemplated hereby.

          3.3. Performance of Covenants. All of the covenants and agreements of the Company contained in this Agreement and required to be performed on or prior to the Closing Date shall have been performed in a

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manner satisfactory in all respects to Purchaser.

          3.4. Legal Action. No injunction, order, investigation, claim, action or proceeding before any court or governmental body shall be pending or threatened wherein an unfavorable judgment, decree or order would restrain, impair or prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause any such transaction to be rescinded.

          3.5. Consents. The Company shall have obtained in writing or made all consents, waivers, approvals, orders, permits, licenses and authorizations of, and registrations, declarations, notices to and filings and applications with, any governmental authority or any other person or entity (including, without limitation, securityholders and creditors of the Company) required to be obtained or made in order to enable the Company to observe and comply with all its obligations under this Agreement and to consummate the transactions contemplated hereby.

          3.6. Closing Documents. The Company shall have delivered to the Purchaser the following:

          (a) a certificate executed by the President or Chief Executive Officer of the Company, dated the Closing Date, stating that the conditions set forth in Sections 3.2 through 3.5 have been satisfied;

          (b) an incumbency certificate, dated the Closing Date, for the officers of the Company executing this Agreement, the Warrants and any other documents or instruments delivered in connection with this Agreement at the Closing;

          (c) a certificate of the Secretary or Assistant Secretary of the Company, dated the Closing Date, as to the continued and valid existence of the Company, certifying the attached copy of the By-laws of the Company, the authorization of the execution, delivery and performance of this Agreement, and the resolutions adopted by the Board of Directors of the Company authorizing the actions to be taken by the Company under this Agreement;

          (d) a certificate of the Secretary of State of the State of Colorado, dated a recent date, to the effect that the Company is in good standing in the State of Colorado and that all annual reports, if any, have been filed as required and that all taxes and fees have been paid in connection therewith;

          (e) a certified copy of the Articles of Incorporation of the Company as filed with the Secretary of State of the State of Colorado and any amendments thereto;

          (f) such certificates, other documents and instruments as Purchaser and its counsel may reasonably request in connection with, and to effect, the transactions contemplated by this Agreement.

          3.7. Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby to be consummated at the Closing and all documents incident thereto shall be satisfactory in form and substance to Purchaser.

          3.8. Due Diligence. Prior to the Closing Date, Purchaser and its counsel shall have completed their due diligence and business review of the Company, its business, assets, liabilities, corporate and legal status and intellectual property, including patents, licenses and technical processes, all of which shall be satisfactory in form and substance to Purchaser and its

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


counsel in Purchaser's sole discretion.

          3.9. Closing Financial Statements; Absence of Changes. (a) Within 10 days of the Closing, the Company shall have provided to the Purchaser (i) the unaudited balance sheet of the Company as of November 30, 1999, and the related unaudited statement of operations for the two-month period then ended, as well as the related unaudited statements of shareholders' equity (deficit) and cash flows for the two-month period then ended, accompanied by the certification thereon of the Chief Financial Officer of the Company (together with any notes thereto, the "November 30 Financial Statements") and (ii) a "bring-down" certificate of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company with respect to the financial position of the Company as of the Closing Date and as to results for the period from the date of the September 30 Financial Statements to the Closing Date, in form and substance satisfactory to Purchaser and its counsel.

          (b) Except as set forth on the Disclosure Schedule, there shall have been no material adverse change in the financial condition, operating results, employee or customer relations or prospects of, or otherwise with respect to, the Company from the date of the financial statements as at and for the period ended September 30, 1999, included in the Form 10-QSB filed with the Securities and Exchange Commission to the Closing Date.

          4. Conditions to the Obligations of the Company at the Closing. The obligation of the Company to issue and sell the Warrants to the Purchaser at the Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

          4.1. Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct at and as of the Closing Date.

          4.2. Legal Action. No injunction, order, investigation, claim, action or proceeding before any court or governmental body shall be pending or threatened wherein an unfavorable judgment, decree or order would restrain, impair or prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause any such transaction to be rescinded.

          5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that except as set forth on the schedule (the "Disclosure Schedule") attached hereto:

          5.1. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. The Company has all requisite corporate power and authority, and holds all licenses, permits and other required authorizations from governmental authorities, necessary to conduct its business as it is now being conducted or proposed to be conducted and to own or lease the properties and assets it now owns or holds under lease. Except as set forth on the Disclosure Schedule and except where such failure to qualify could not reasonably be deemed to have a material adverse effect on the Company, the Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction wherein the character of its properties or the nature of the activities conducted by it makes such qualification or licensing necessary. The Company further represents and warrants that it will immediately take any and all reasonable action necessary in order to qualify or become in good standing in the jurisdictions listed on the Disclosure Schedule.

          5.2.     Charter Documents.  The Company has heretofore delivered to

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the Purchaser true, correct and complete copies of the Company's Articles of
Incorporation and By-Laws as in full force and effect on the date hereof.

          5.3. Capitalization. As of the date hereof, the Company's authorized capitalization consists of: 100,000,000 shares of Common Stock (of which 11,779,670 shares are presently issued and outstanding); 10,000,000 shares of preferred stock, $.001 par value per share, of which 50,0000 shares are designated Series A Preferred Stock (non of which are presently issued or outstanding) and of which 200,000 shares are designated Series B Preferred Stock (18,834 of which are issued and outstanding); and 12,765,262 shares of Common Stock are reserved for issuance upon the conversion or exercise of presently outstanding convertible securities, options, warrants or other rights to purchase Common Stock. All outstanding securities of the Company are validly issued, fully paid and nonassessable. Except as set forth in the Disclosure Schedule, no shareholder of the Company is entitled to any preemptive rights with respect to the purchase or sale of any securities by the Company. Except as has been set forth in the Disclosure Schedule, there are no outstanding options, warrants or other rights, commitments or arrangements, written or oral, to purchase or otherwise acquire any authorized but unissued shares of capital stock of the Company or any security directly or indirectly convertible into or exchangeable for any capital stock of the Company or under which any such option, warrant or convertible security may be issued in the future, and there are no voting trusts or agreements, shareholders' agreements, pledge agreements, buy-sell, rights of first offer, negotiation or refusal or proxies or similar arrangements relating to any securities of the Company to which the Company is a party, and to the best knowledge of the Company after due investigation there are no such trusts, agreement, rights, proxies or similar arrangements as to which the Company is not a party. Except as set forth on the Disclosure Schedule and as contemplated herein, none of the shares of capital stock of the Company is reserved for any purpose, and the Company is neither subject to any obligation (contingent or otherwise), nor has any option to repurchase or otherwise
acquire or retire any shares of its capital stock.   The Disclosure Schedule
sets forth (i) the number of shares of Common Stock authorized for issuance under the Company's Fiscal Year 1994 Incentive Plan and the Company's 1996 Non-employee Director Stock Plan; (ii) the number of shares of Common Stock as to which options under such plan have been (a) reserved for issuance and (b) exercised; and (iii) the exercise prices for all outstanding options under such plan. Except as set forth on the Disclosure Schedule, no antidilution adjustments with respect to the outstanding securities of the Company will be triggered by the issuance of the securities contemplated hereby.

          5.4. Due Authorization, Valid Issuance, Etc. The Warrants have been duly authorized and, when issued in accordance with this Agreement upon the Closing Date, will be validly issued and free and clear of all liens imposed by or through the Company. The shares of Common Stock issuable upon the exercise of the Warrants have been duly authorized and reserved, and upon the exercise of the Warrants in accordance with the terms and conditions thereof and this Agreement, will be validly issued, fully paid and nonassessable shares of Common Stock and will be free and clear of all liens imposed by or through the Company (except as contemplated by this transaction). Except as set forth on the Disclosure Schedule, the issuance, sale and clear delivery of the Warrants and the Common Stock or other capital stock of the Company issuable upon the exercise of the Warrants will not be subject to any preemptive right of shareholders of the Company or to any right of first refusal or other right in favor of any person.

          5.5. Authorization; No Breach. The Company has the full corporate power and authority to execute, deliver and enter into this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement, the Warrants, and any related

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financing statement and all other transactions contemplated hereby have been duly authorized by the Company, and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms except as the enforceability hereof may be limited by (a) bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally and (b) the availability of remedies under general equitable principles and
(c) to the extent the indemnification provisions contained in Section 8.5 hereof may be limited by applicable federal or state securities laws. The execution and delivery by the Company of this Agreement, the offering, sale and issuance of the Warrants pursuant to this Agreement, and the performance and fulfillment of the Company of its obligations under this Agreement, and the Warrants, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, or event which, with notice or lapse of time or both, would constitute a breach of or default under, (iii) except as contemplated by this transaction, result in the creation of any lien, security interest, adverse claim, charge or encumbrance upon the capital stock or assets of the Company pursuant to, (iv) give any third party the right to accelerate any obligation under or terminate, (v) result in a violation of, (vi) result in the loss of any license, certificate, legal privilege or legal right enjoyed or possessed by the Company under, or (vii) except for filings required to be made with the Securities and Exchange Commission, require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to or require the consent of any other person under, the Articles of Incorporation or By-Laws of the Company or any law, statute, rule or regulation to which the Company is subject or by which any of its properties are bound, or any agreement, instrument, order, judgment or decree to which the Company is subject or by which its properties are bound.

          5.6. Financial Statements and SEC Documents. (a) Incorporated by reference herein are (i) the audited financial statements of the Company for the fiscal year ended June 30, 1999, including the balance sheet as at the end of such fiscal year and the related statements of operations, shareholders' equity (deficit) and cash flows for such fiscal year, certified by Ehrhardt Keefe Steiner & Hottman PC and (ii) the September 30 Financial Statements (the financial statements referred to in clauses (i) and (ii) are referred to herein collectively as the "Financial Statements"). For purposes of this Agreement, September 30, 1999, shall be hereinafter referred to as the "Balance Sheet Date." The Financial Statements have been prepared in accordance with the books and records of the Company and generally accepted accounting principles, applied consistently with the past practices of the Company (except as otherwise noted in such Financial Statements), reflect all liabilities and obligations of the Company, as of their respective dates, and present fairly the financial position of the Company and the results of its operations as of the time and for the periods indicated therein.

          (b) Incorporated by referenced herein are each report, schedule, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission since May 15, 1996 (as such documents have since the time of their filing been amended, the "SEC Documents") which are all the documents (other than preliminary material) that the Company was required to file with the Securities and Exchange Commission since such date. As of their respective dates, the SEC Documents complied in all respects with the requirements of the Securities Act (as defined in Section 9.7) and/or the Securities Exchange Act (as defined in Section 9.8) as the case may be, and the rules and regulations of the Securities and Exchange Commission thereunder applicable to such SEC Documents and none of the SEC Documents contained any untrue statement of a material fact or omitted to statement of material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were

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made, not misleading.  The financial statements of the Company included in the
SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Securities and Exchange Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB of the Securities and Exchange Commission) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the financial position of the Company as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

          5.7. No Material Adverse Changes. Except as set forth on the Disclosure Schedule, since the Balance Sheet Date there has not at any time been (a) any material adverse change in the financial condition, operating results, business prospects, employee relations or customer relations of the Company, or (b) other adverse changes, which in the aggregate have been materially adverse to the Company.

          5.8. Litigation. Except as set forth on the Disclosure Schedule, there are no actions, suits, proceedings, orders, claims, or, to the Company's knowledge, investigations pending or, to the Company's knowledge, threatened against or affecting the Company, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality; there are no arbitration proceedings pending under collective bargaining agreements or otherwise; and, to the knowledge of the Company, there is no basis for any of the foregoing.

          5.9. Compliance with Law. The Company has complied in all material respects with all applicable statutes and regulations of the United States and of all states, municipalities and applicable agencies and foreign jurisdictions or bodies in respect of the conduct of its business and operations, and the failure, if any, by the Company to have fully complied with any such statute or regulation does not and will not materially adversely affect the business or operations of the Company.

          5.10. Undisclosed Liabilities. The Company has no obligation or liability (whether accrued, absolute, contingent, unliquidated, or otherwise, whether or not known to the Company, whether due or to become due) arising out of transactions entered into at or prior to the Closing of this Agreement, or any action or inaction at or prior to the Closing of this Agreement, or any state of facts existing at or prior to the Closing of this Agreement, except
(a) liabilities reflected on the Company Balance Sheet; (b) liabilities incurred in the ordinary course of business since the Balance Sheet Date (none of which is a liability for breach of contract, breach of warranty, torts, infringements, claims or lawsuits); and (c) liabilities or obligations disclosed in the SEC Documents on the schedules hereto.

          5.11. Disclosure. Neither this Agreement nor any of the schedules, exhibits, written statements, documents or certificates prepared or supplied by the Company with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which made. Except as disclosed in the Disclosure Schedule and except for matters effecting the industry of the Company as a whole, there exists no fact or circumstance which, to the knowledge of the Company upon due inquiry, materially adversely affects, or which could reasonably be anticipated to have a material adverse effect on, the existing or expected financial condition, operating results, assets, customer relations, employee relations or business prospects of the Company.

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The Purchaser acknowledges that the industry of the Company is subject to extensive regulation by national, state and local authorities and that a change in any such regulations or the institution of any litigation effecting the industry of the Company in general, could have a material adverse effect on the Company.

          5.12. Compliance with the Securities Laws. Neither the Company nor anyone acting on its behalf has directly or indirectly offered the Warrants or any part thereof or any similar security of the Company (or any other securities convertible or exchangeable for the Warrants or any similar security), for sale to, or solicited any offer to buy the same from, anyone other than Purchaser. Assuming the accuracy and truth of the Purchaser's representations set forth in Section 6 of this Agreement, all securities of the Company heretofore sold and issued by it were sold and issued and the Warrants were offered and will be sold and issued, in compliance with all applicable federal and state securities laws.

          5.13. Brokers. No finder, broker, agent, financial person or other intermediary has acted on behalf of the Company in connection with the offering of the Warrants or the consummation of this Agreement or any of the transactions contemplated hereby.

          6. Representations and Warranties of Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

          6.1. Investment Intent. The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act. The Purchaser has experience in making investments in development stage technology companies and is acquiring the Warrants for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Securities Act. The Purchaser consents to the placing of a legend on the certificates representing the Warrants to the effect that the shares of Common Stock or other Stock issuable upon exercise or conversion, as the case may be, of the Warrants have not been registered under the Securities Act and may not be transferred except in accordance with applicable securities laws or an exception therefrom.

          6.2. Authorization. The Purchaser has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, having obtained all required consents, if any, and this Agreement, when executed and delivered, will constitute a legal valid and binding obligation of the Purchaser.

          6.3. Brokers. No finder, broker, agent, financial person or other intermediary has acted on behalf of Purchaser in connection with the offering of the Warrants or the consummation of this Agreement or any of the transactions contemplated hereby.

          6.4. Suitability. The Purchaser acknowledges that he is a person who is able to bear the economic risk of this investment and has adequate means of providing for his current needs and possible personal contingencies with no need for liquidity of this investment. In making this statement, consideration has been given as to whether the Purchaser could afford to hold his investment in the Company for an indefinite period of time and, whether, at this time, he could afford a complete loss of his investment, without such loss affecting his ability to maintain his lifestyle.

          6.5. Risks. The Purchaser acknowledges that this investment is speculative in nature and involves a high degree of risk, that the Purchaser may not be able to liquidate this investment and that transferability is extremely limited.

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          6.6.     Due Inquiry.  The Purchaser acknowledges receipt of all
information regarding the Company which he has requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; and that the Purchaser has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and an investment therein, and any additional information which he has requested.

          6.7. Organization. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

          7. Covenants of the Company and Purchaser. Until such time as the Purchaser and its affiliates beneficially own less than one percent (1%) of the Common Stock after giving effect to the conversion or exercise of all securities of the Company beneficially owned by Purchaser and its affiliates, the Company covenants and agrees with Purchaser as follows:

          7.1. Books and Accounts. The Company will make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect its transactions, including without limitation, dispositions of its assets.

          7.2. Reports. The Company will make such filings as may be required under the Securities Act.

          7.3. Use of Proceeds; Restriction on Payments. The Company shall use the net proceeds from the sale of the Warrants to bridge its working capital needs through such time as it can consummate an offering of its securities. The Company covenants and agrees that it will not directly or indirectly use any of the proceeds to redeem, repurchase or otherwise acquire any equity security of the Company.

          7.4. Corporate Existence, Licenses and Permits; Maintenance of Properties; New Businesses. The Company will at all times conduct its business in the ordinary course and cause to be done all things necessary to maintain, preserve and renew its existence and will preserve and keep in force and effect, all licenses, permits and authorizations necessary to the conduct of its business. The Company will also maintain and keep its properties in good repair, working order and condition, and from time to time, to make all needful and proper repairs, renewals and replacements, so that the business carried on in connection therewith may be properly conducted at all times.

          7.5.     Other Material Obligations.  The Company will comply with
(a) all material obligations which it is subject to, or becomes subject to, pursuant to any contract or agreement, whether oral or written, as such obligations are required to be observed or performed, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and the Company has set aside on its books adequate reserves with respect thereto, and (b) all applicable laws, rules, and regulations of all governmental authorities, the violation of which could have a material adverse effect upon the business of the Company.

          7.6. Amendment to the Articles of Incorporation and the By-Laws. The Company will perform and be in compliance with and observe all of the provisions set forth in its Articles of Incorporation and By-Laws to the extent that the performance of such obligations is legally permissible; provided that the fact that performance is not legally permissible will not prevent such nonperformance from constituting an event of default under this Agreement. The Company will not amend its Articles of Incorporation or By-Laws so as to adversely affect the rights of the Purchaser under this

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Agreement, the Articles of Incorporation, the By-Laws or the Warrants.

          7.7. Dividends; Distributions; Repurchases of Common Stock; Treasury Stock. The Company shall not declare or pay any dividends on, or make any other distribution with respect to, its capital stock, whether now or hereafter outstanding, or purchase, acquire, redeem or retire any shares of its capital stock, without the prior written consent of the Purchaser, provided, however, the foregoing shall not prohibit the Company issuing shares of its capital stock in exchange for extinguishing debt owed to any person, or from repurchasing any shares of its Common Stock from any present or former officer, Director or employee of the Company, or from repurchasing any outstanding warrants.

          7.8. Taxes and Liens. The Company will duly pay and discharge when payable, all taxes, assessments and governmental charges imposed upon or against the Company or its properties, or any part thereof or upon the income or profits therefrom, in each case before the same become delinquent and before penalties accrue thereon, as well as all claims for labor, materials or supplies which if unpaid might by law become a lien upon any of its property, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and the Company has set aside on its books adequate reserves with respect thereto.

          7.9. Restrictive Agreement. The Company covenants and agrees that subsequent to the Closing, it will not be a party to any agreement or instrument which by its terms would restrict the Company's performance of its obligations pursuant to this Agreement, the Articles of Incorporation, By-laws or the Warrants.

          7.10 Post-Closing Certificate. The Purchaser agrees to provide the Company with a certificate, in form reasonably satisfactory to the Company, within 30 days of the Closing Date, certifying that certain post-closing matters have been completed.

          8.     Registration of Common Stock.

          8.1. Registration. Not later than one year following the Final Closing Date, the Company will file a registration statement (the "Registration Statement") with respect to the resale of the Registrable Securities with the Securities and Exchange Commission. The Company will use commercially reasonable efforts to effect the registrations, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be reasonably requested and as would permit or facilitate that sale and distribution of all Registrable Securities until the distribution thereof is complete.

          8.2. Registration Procedures. In connection with the registration of any Registrable Securities under the Securities Act as provided in this Section 8, the Company will use its best efforts, as expeditiously as possible to:

          (a) Prepare and file with the Securities and Exchange Commission the Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective;

          (b) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such

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Registration Statement effective until December 31, 2004, and to comply with the provisions of the Securities Act (to the extent applicable to the Company) with respect thereto;

          (c) Furnish to each seller of such Registrable Securities such number of copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request, in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) Use its best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Section 8.2(d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (e) Provide a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

          (f) Notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (g) Cause all such Registrable Securities to be listed on each securities exchange or automated over-the-counter trading system on which similar securities issued by the Company are then listed;

          (h) Enter into such customary agreements and take all such other actions as reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

          (i) Make available for inspection by any seller of Registrable Securities, all financial and other records, pertinent corporation documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller in connection with the Registration Statement pursuant to Section 8.1.

          8.3. Registration and Selling Expenses. (a) All expenses incurred by the Company in connection with the Company's performance of or compliance with this Section 8, including, without limitation (i) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), (ii) blue sky fees and expenses, (iii) all necessary printing and duplicating expenses and (iv) all fees and disbursements of counsel and accountants for the Company (including the expenses of any audit of financial statements), retained by the Company (all such expenses being herein called "Registration Expenses"), will be paid by the Company except as otherwise expressly provided in this Section 8.3. The term "Registration Expenses" shall not include any underwriting discounts or commissions incurred by the Purchaser, which shall be the responsibility of the Purchaser.

          (b) The Company will, in any event, in connection with any registration statement, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties in connection therewith and expenses of audits of year-end financial statements), the expense of liability insurance and the expenses and fees for listing the securities to be registered on one or more securities exchanges or automated over-the-counter trading systems on which similar securities issued by the Company are then listed.

          (c) Nothing herein shall be construed to prevent any holder or holders of Registrable Securities from retaining such counsel as they shall choose, the expenses of one of which, as determined by the holder or holders, shall be borne by the Company.

          8.4.     [Intentionally Omitted]

          8.5. Indemnification. (a) The Company hereby agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors, if any, and each person, if any, who controls such holder within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses (under the Securities Act or common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company has furnished any amendments or supplements thereto) or any preliminary prospectus, which registration statement, prospectus or preliminary prospectus shall be prepared in connection with the registration contemplated by this Section 8, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing by such holder to the Company in connection with the registration contemplated by this Section 8, provided the Company will not be liable pursuant to this Section 8.5 if such losses, claims, damages, liabilities or expenses have been caused by any selling security holder's failure to deliver a copy of the registration statement or prospectus, or any amendments or supplements thereto, after the Company has furnished such holder with the number of copies required by Section 8.2(c).

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and shall severally, but not jointly, indemnify, to the extent permitted by law, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent such losses, claims, damages, liabilities or expenses are caused by an untrue statement or alleged untrue statement contained in or by an omission or alleged omission from information so furnished in writing by such holder in connection with the registration contemplated by this Section 8. If the offering pursuant to any such registration is made through underwriters, each such holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each person who controls such underwriters within the meaning of the Securities Act to the same extent as hereinabove provided with respect to indemnification by such holder of the Company. Notwithstanding the foregoing or any other provision of this Agreement, in no event shall a holder of Registrable Securities be liable for any such losses, claims, damages, liabilities or expenses in excess of the net proceeds received by such holder in the offering.

          (c)     Promptly after receipt by an indemnified party under Section
8.5 (a) or (b) of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel approved by such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless incurred at the written request of the indemnifying party. Notwithstanding the above, the indemnified party will have the right to employ counsel of its own choice in any such action or proceeding if the indemnified party has reasonably concluded that there may be defenses available to it which are different from or additional to those of the indemnifying party, or counsel to the indemnified party is of the opinion that it would not be desirable for the same counsel to represent both the indemnifying party and the indemnified party because such representation might result in a conflict of interest (in either of which cases the indemnifying party will not have the right to assume the defense of any such action or proceeding on behalf of the indemnified party or parties an such legal and other expenses will be borne by the indemnifying party). An indemnifying party will not be liable to any indemnified party for any settlement of any such action or proceeding effected without the consent of such indemnifying party.

          (d) If the indemnification provided for in Section 8.5(a) or (b) is unavailable under applicable law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holders of Registrable Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holders of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the holders of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 8.5(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          (e) Promptly after receipt by the Company or any holder of Securities of notice of the commencement of any action or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement thereof; but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit, or proceeding is brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.

          9. Certain Definitions. For the purposes of this Agreement the following terms have the respective meanings set forth below:

          9.1. "Affiliate" means any person, corporation, firm or entity which directly or indirectly controls, is controlled by, or is under common control with the indicated person, corporation, firm or entity.

          9.2.     "Common Stock" means the Company's no par value Common
Stock.

          9.3. "Generally Accepted Accounting Principles" means generally accepted accounting principles consistently applied.

          9.4. "Officers' Certificate" means a certificate executed on behalf of the Company by its President, Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary and/or one of its other Vice-Presidents.

          9.5. "Registrable Securities" means (i) the Common Stock issuable upon exercise of the Warrants purchased pursuant to Section 1.1 or
(ii) any other shares of Common Stock now owned or hereafter acquired by Purchaser (whether Common Stock owned directly or underlying convertible securities of the Company).

          9.6. "Securities" means the Warrants and any other capital stock or Common Stock underlying the foregoing whether issued at the Closing or thereafter.

          9.7 "Securities Act" means, as of any given time, the Securities Act of 1933, as amended, or any similar federal law then in force.

          9.8. "Securities Exchange Act" means, as of any given time, the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          9.9. "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

          9.10. "Subsidiary" means any person, corporation, firm or entity at least the majority of the equity securities (or equivalent interest) of which are, at the time as of which any determination is being made, owned of record or beneficially by the Company, directly or indirectly, through any Subsidiary or otherwise.

          10. Indemnities. (a) The Company agrees to indemnify, defend and hold the Purchaser and its officers, directors, partners, employees, consultants and agents (the "Purchaser's Indemnitees") harmless from and against any liability, obligation, claim, cost, loss, judgment, damage or expense (including reasonable legal fees and expenses) (collectively, "Liabilities") incurred or suffered by any of the Purchaser's Indemnitees as a result of or arising out of or in connection with the Company's breach of any representation, warranty, covenant or agreement of the Company contained herein.

     (b) The Purchaser agrees to indemnify, defend and hold the Company and its officers, directors, partners, employees, consultants and agents (the "Company's Indemnitees") harmless from and against any Liabilities incurred or suffered by any of the Company's Indemnitees as a result of or arising out of or in connection with the Purchaser's breach of any representation, warranty, covenant or agreement of the Purchaser contained herein.

          11.     Miscellaneous.

          11.1. Termination; Survival of Representations, Warranties and Covenants. Except as otherwise provided for in this Agreement all representations, warranties, covenants and agreements contained in this Agreement, or in any document, exhibit, schedule or certificate by any party delivered in connection herewith shall survive the execution and delivery of this Agreement and the Closing Date and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchaser or on its behalf.

          11.2. Expenses. The Company shall pay all its own expenses in connection with this Agreement and the transactions contemplated herein. The Company agrees to pay promptly and save the Purchaser harmless against liability for the payment all expenses incurred by the Company and the Purchaser in connection with the preparation and consummation of the Agreement and the transactions contemplated herein, including but not limited to: all costs and expenses under Section 8, including without limitation, the costs of preparing, printing and filing with the Securities and Exchange Commission the Registration Statement and amendments, post-effective amendments, and supplements thereto; preparing, printing and delivering exhibits thereto and copies of the preliminary, final and supplemental prospectuses; preparing, printing and delivering all selling documents, including but not limited to the stock and warrant certificates; legal fees and disbursements of RubinBaum LLP, D2's counsel (which amount, together with fees relating the concurrent bridge financing of the Company, shall not exceed an aggregate of $30,000 and which shall be paid on the Closing Date) in connection with the preparation and consummation of this Agreement and the transactions contemplated herein, including the legal fees and costs of negotiating and drafting any transaction documents, due diligence and any necessary regulatory filings (including, without limitation, the Registration Statement, Forms 3, 4 and 5 and Schedule 13-D filings) (the "Warrant Costs"). The "Warrant Costs" shall not include any underwriting discounts or commissions incurred by a Purchaser or costs and expenses under Section 8, including, without limitation, the Registration Costs Exchange Commission the Registration Statement and amendments, post-effective amendments, and supplements thereto and preparing, printing and delivering exhibits thereto and copies of the preliminary, final and supplemental prospectuses which such costs shall in all cases be paid by the Company. The provisions of this Section shall survive any termination of this Agreement in all instances, including without limitation, (i) if the transactions contemplated by this Agreement have not been consummated or (ii) if the transactions have been terminated by the Purchaser for any reason.

          11.3. Amendments and Waivers. This Agreement and all exhibits and schedules hereto set forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement may be amended only by mutual written agreement of the Company and the Purchaser, and the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of the Purchaser. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

          11.4. Successors and Assigns. This Agreement may not be assigned by the Company except with the prior written consent of the Purchaser. This Agreement shall be binding upon and inure to the benefit of the Company and its permitted successors and assigns and Purchaser and its successors and assigns. The provisions hereof which are for Purchaser's benefit as purchaser or holder of the Warrants are also for the benefit of, and enforceable by, any subsequent holder of such Warrants.

          11.5. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given personally or when mailed by certified or registered mail, return receipt requested and postage prepaid, and addressed to the addresses of the respective parties set forth below or to such changed addresses as such parties may have fixed by notice; provided, however, that any notice of change of address shall be effective only upon receipt:

               If to the Company:

               Bion Environmental Technologies, Inc.
               555 17th Street, Suite 3310
               Denver, CO  80202
               Attn: Jon Northrop

               With a Copy to:

               Krys Boyle Freedman & Sawyer, P.C.
               600 17th Street
               Suite 2700 South Tower
               Denver, CO 80202
               Attn: Stanley F. ("Ted") Freedman, Esq.

               If to the Purchaser:

               D2 Co., LLC
               5 East 59th Street, 3rd Floor
               New York, NY  10022
               Attn:  David Mitchell

               With a Copies to:

               Bright Capital, Ltd.
               64 Village Hill Drive
               Dix Hills, New York  11746
               and to

               RubinBaum LLP
               30 Rockefeller Plaza
               New York, NY  10112
               Attn:  Michael J. Emont, Esq.

          11.6. Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by the internal laws of the State of New York without giving effect to such State's principles of conflict of laws.

          11.7. Counterparts. This Agreement may be executed in any number of counterparts and, notwithstanding that any of the parties did not execute the same counterpart, each of such counterparts shall, for all purposes, be deemed an original, and all such counterparts shall constitute one and the same instrument binding on all of the parties thereto. Any signature received by facsimile transmission shall, for all purposes, be deemed an original signature.

          11.8. Headings. The headings of the Sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

          11.9. Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless the provision held invalid shall substantially impair the benefit of the remaining portion of this Agreement.

          11.10. Rights of Holders Inter Se.   Each Holder of securities shall
have the absolute right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Agreement or any security including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting such modification, and such Holder shall not incur any liability to any other Holder or Holders of securities with respect to exercising or refraining from exercising any such right or rights.

          11.12. Consent to Jurisdiction. The parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 11.5. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              BION ENVIRONMENTAL TECHNOLOGIES, INC.


                              By:  /s/ Jon Northrop
                                   Name: Jon Northrop
                                   Title: CFO


                              D2 CO., LLC


                              By:  /s/ David J. Mitchell
                                   Name: David J. Mitchell
                                   Title: President

                                PROMISSORY NOTE


                                                      December 23, 1999
$500,000.00                                           New York, New York

     FOR VALUE RECEIVED, the undersigned, D2 Co., LLC, a Delaware limited liability company ("Payor") with an address at 5 East 59th Street, 3rd Floor, New York, NY 10022, promises to pay to the order of Bion Environmental Technologies, Inc. (the "Payee" or "the holder of this Note"), or registered assigns, on December 31, 2004 (the "Maturity Date"), the principal amount of Five Hundred Thousand Dollars and 00/100 ($500,000.00), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts, together with interest thereon at the rate of 8% per annum. Interest shall accrue and be payable annually on each anniversary of the date hereof.

     This Note is issued by the Payor as payment in connection with the purchase of warrants to purchase 2,500,000 shares of the no par value common stock of the Payee, at an exercise price of $1.75 per share (the "Warrants").

     1.   Events of Default.

          (a) Upon the occurrence of any of the following events (herein called "Events of Default") which shall have occurred and be continuing:

               (i) The Payor shall default in the payment of the principal of the Note after its Maturity Date; or

               (ii) Payor shall fail to make any payment of interest which shall be due and payable on the Note; or

               (iii) (1) The Payor shall commence any proceeding or other action relating to him in bankruptcy or seek readjustment of its debts, receivership, composition or any other relief under the Bankruptcy Act, as amended, or under any other insolvency, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or (2) the Payor shall admit the material allegations of any petition or pleading in connection with any such proceeding; or (3) the Payor makes a general assignment for the benefit of creditors;

               (iv) (1) Commencement of any proceedings or the taking of any other action against the Payor in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, or any other relief under the Bankruptcy Act, as amended, or under any other insolvency, readjustment of debt or any other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing and the continuance of any of such events for sixty
(60) days undismissed, unbonded or undischarged; or (2) the issuance of a warrant of attachment, execution or similar process against substantially all of the property of the Payor and the continuance of such event for thirty
(30) days undismissed, unbonded and undischarged; or

               (v) The transfer by Payor of all or any portion of the shares of Common Stock issued upon exercise of the Warrants prior to the Maturity Date to any party other than an entity wholly owned by it at all times prior to and following such transfer;

then, and in any such event, the holder of this Note may by written notice to the Payor declare the entire unpaid principal amount of this Note, together with accrued interest thereon, due and payable, and the same shall, unless such default shall be cured within thirty (30) days after such notice, forthwith become due and payable upon the expiration of such 10 day period, without presentment, demand, protest, or other notice of any kind, all of which are expressly waived.

          (b) Non-Waiver and Other Remedies. No course of dealing or delay on the part of the holder of this Note in exercising any right hereunder shall operate as a waiver thereof or otherwise prejudice the rights of the holder of this Note. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

     2.  Security.

         (a) Pledge Agreement. This Note is secured by a Pledge Agreement between the Payor and the holder of the Note, dated of even date herewith (the "Pledge Agreement"), pursuant to which Payor has pledged the Warrants (and the shares of common stock underlying the Warrants) as collateral for payment hereunder.

         (b) Recourse. No recourse under or upon any obligation, covenant or agreement of this Note, or for any claim based hereon or otherwise in respect hereof, shall be had against the Payor or its assigns.

     3. Prepayment. This Note may be prepaid by the Payor at any time in whole or in part from time to time, without penalty, at the principal amount plus accrued but unpaid interest.

     4. Holder Deemed Owner. The Payor may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Payor, for the purpose of receiving payment hereof or thereof or on account hereof and for all other purposes) and the Payor shall not be affected by notice to the contrary.

     5. Lost Documents. Upon receipt by the Payor of evidence satisfactory to him of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and (in the case of loss, theft or destruction) of indemnity satisfactory to him, and upon reimbursement to the Payor of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Note, if mutilated, the Payor will make and deliver in lieu of such Note a new Note of like tenor and unpaid principal amount and dated as of the original date of the Note.

     6. No Presentment, etc. The Payor and any endorsers, sureties and guarantors of this Note waive presentment for payment, demand, protest, notice or protest and notice of dishonor hereof, and all other notices to which they may be entitled.

     7.  Miscellaneous.

         (a) Parties in Interest. All covenants, agreements and undertakings in this Note by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto whether so expressed or not.

         (b) Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed first class, certified mail, return receipt requested, to the Payor or to the holder of this Note at such respective addresses as may be furnished in writing to the other party hereto.

         (c) Waiver. The failure of the Payee to exercise any right or remedy granted to it hereunder on any one or more instances, shall not constitute a waiver of any default by the Payee, and all such rights and remedies shall remain continuously in force. No delay or omission in the exercise or enforcement by the Payee of any rights or remedies shall be construed as a waiver of any right or remedy of the Payee; and no exercise or enforcement of any such right or remedy shall be held to exhaust any other right or remedy of the Payee.

          (d) Illegality. If any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note and this Note shall be construed as of such invalid, illegal or unenforceable provision had never been contained herein.

          (e) Amendment. This Note may not be changed orally, but only by an instrument in writing duly executed by the parties against which enforcement of any waiver, change, modification or discharge is sought.

          (f) Construction. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

     IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Payor.

                                   D2 CO, LLC

                                   By: /s/ David J. Mitchell
                                       Name: David J. Mitchell
                                       Title: President

THIS WARRANT HAS BEEN ISSUED IN RELIANCE UPON THE REPRESENTATION OF THE HOLDER THAT IT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARDS THE RESALE OR OTHER DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                    BION ENVIRONMENTAL TECHNOLOGIES, INC.

                                 Warrant

Warrant to Subscribe                                     December 23, 1999
for 2,500,000 shares

                      Void After December 31, 2004

     THIS CERTIFIES that, for value received, D2 Co., LLC, a Delaware limited liability company, or its registered assigns ("D2"), is entitled to subscribe for and purchase from Bion Environmental Technologies, Inc., a Colorado corporation (hereinafter called the "Company"), at the price of $1.75 per share (such price as from time to time adjusted as hereinafter provided being hereinafter called the "Warrant Price"), at any time prior to December 31, 2004 (the "Warrant Expiration Date"), up to 2,500,000 (subject to adjustment as hereinafter provided) fully paid and nonassessable shares of Common Stock, no par value per share, of the Company (hereinafter called the "Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. This Warrant was issued pursuant to a certain Warrant Purchase Agreement, dated as of December 23, 1999 (the "Purchase Agreement"), between the Company and D2 and the rights and benefits contained therein shall inure to the benefit of all subsequent holders of this Warrant. The Warrants issued pursuant to the Purchase Agreement and any warrant or warrants subsequently issued upon exchange or transfer thereof are hereinafter collectively called the "Warrants." "Registered Holder" shall mean, as to any Warrant and as of any particular date the person in whose name the certificate representing the Warrant shall be registered on that date on the books maintained by the Company pursuant to Section 3(b).

     Section 1.  Exercise of Warrant.

          (a) Method of Exercise. The rights represented by this Warrant may be exercised by the holder hereof, in whole at any time or from time to time in part, but not as to a fractional share of Common Stock, by the surrender of this Warrant (properly endorsed) at the office of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company, and as further provided below in this Section 1 by payment to the Company of the Warrant Price in cash or by certified or official bank check, for each share being purchased.

          (b) Delivery of Certificates. Etc. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the holder, shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     2.  Reservation of Shares; Listing; Payment of Taxes; etc.

          (a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrant. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrant shall, at the time of delivery (assuming full payment of the purchase price thereof), be duly and validly issued, fully paid, nonassessable and free from all issuance taxes, liens and charges with respect to the issue thereof including, without limitation, adverse claims whatsoever (with the exception of claims arising through the acts of the Registered Holders themselves and except as arising from applicable Federal and state securities laws), that the Company shall have paid all taxes, if any, in respect of the original issuance thereof and that upon issuance such shares, to the extent applicable, shall be listed on, or included in, the Stock Market. As used herein, "Stock Market" shall mean the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, shall mean NASDAQ or, if the Common Stock is not quoted on Nasdaq, shall mean the OTC Bulletin Board or, if the Common Stock is not quoted on the OTC Bulletin Board, shall mean the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for that purpose.

          (b) The Company covenants that if any securities to be reserved for the purpose of exercise of the Warrant hereunder require registration with, or the approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will in good faith and as expeditiously as reasonably possible, endeavor to secure such registration or approval. The Company will use reasonable efforts to obtain appropriate approvals or registrations under state "blue sky" securities laws; provided, that the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdictions or make any changes in its capital structure or any other aspects of its business or enter into any agreements with blue sky commissions, including any agreement to escrow shares of its capital stock. With respect to any such securities, however, Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

          (c) The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance or delivery of any shares upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Registered Holder on any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

     3.  Exchange and Registration of Transfer.

         (a) This Warrant may be exchanged for another Warrant representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part, by surrendering it to the Company at its corporate office. Upon satisfaction of the terms and provisions hereof, the Company shall execute, and the Company shall sign, issue and deliver in exchange therefor, such new Warrant or Warrants that the Registered Holder making the exchange shall be entitled to receive.

          (b) The Company shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrants and any transfers thereof in accordance with its regular practice. Upon due presentment for registration of transfer of any Warrant at such office, the Company shall execute and the Company shall issue and deliver to the transferee or transferees a new Warrant or Warrants representing an equal aggregate number of Warrants.

          (c) With respect to all Warrants presented for registration or transfer, or for exchange or exercise, the subscription form attached hereto shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing.

          (d) Prior to due presentment for registration of transfer thereof, the Company may deem and treat the Registered Holder of any Warrant as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

     4. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and loss, theft, destruction or mutilation of any Warrant and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute, sign and deliver to the Registered Holder in lieu thereof a new Warrant of like tenor representing an equal aggregate number of Warrants.

     5. Adjustment of Warrant Price and Number of Shares of Common Stock or Warrants. Upon each adjustment of the Warrant Price pursuant to this Section 5, the total number of shares of Common Stock purchasable upon the exercise of each Warrant shall (subject to the provisions contained in Subsection 5(c)) be such number of shares (calculated to the nearest tenth) purchasable at the Warrant Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately after such adjustment.

          (a) Except as otherwise provided herein, in the event the Company shall, at any time or from time to time after the date hereof, (i) sell or issue any shares of Common Stock for a consideration per share less than the Warrant Price in effect on the date of such sale or issuance, (ii) issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or
(iii) subdivide or combine the outstanding shares of Common Stock into a greater or fewer number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Warrant Price in effect immediately prior to such Change of Shares shall be changed to a price (rounded to the nearest cent) determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, the numerator of which shall be (x) the sum of (A) the number of shares of Common Stock outstanding immediately prior to the sale or issuance of such additional shares or such subdivision or combination plus (B) the number of shares of Common Stock that the aggregate consideration received (determined as provided in Paragraph 5(g)(v)) for the issuance of such additional shares would purchase at the Warrant Price in effect on the date of such issuance and the denominator of which shall be (y) the number of shares of Common Stock outstanding immediately after the sale or issuance of such additional shares or such subdivision or combination. Such adjustment shall be made successively whenever any such issuance is made.

          (b) In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock other than the number thereof), or in case of any sale or conveyance to another entity of the property of the Company as, or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable upon exercise of the Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance.
Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The Company shall not effect any such consolidation, merger or sale unless prior to, or simultaneously with, the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the entity purchasing assets or other appropriate entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of each Warrant such shares of stock, securities or assets s, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Warrant. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

          (c) If, at any time or from time to time, the Company shall issue or distribute to the holders of shares of Common Stock evidence of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding an issuance or distribution governed by one of the preceding Subsections of this Section 5 and also excluding cash dividends or cash distributions paid out of net profits legally available therefor in the full amount thereof (any such non-excluded event being herein called a "Special Dividend")), then in each case the Registered Holders of the Warrants shall be entitled to a proportionate share of any such Special Dividend as though they were the holders of the number of shares of Common Stock of the Company for which their Warrants are exercisable as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such Special Dividend.

          (d) The Company may elect, upon any adjustment of the Warrant Price hereunder, to adjust the number of Warrants outstanding, in lieu of the adjustment in the number of shares of Common Stock purchasable upon the exercise of each Warrant as hereinabove provided, so that each Warrant outstanding after such adjustment shall represent the right to purchase one share of Common Stock. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately after such adjustment. Upon each adjustment of the number of Warrants pursuant to this Section 5, the Company shall, as promptly as practicable, cause to be distributed to each Registered Holder of Warrants on the date of such adjustment Warrants evidencing, subject to Section 6, the number of additional Warrants to which such Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such Holder in substitution and replacement for the Warrants held by him prior to the date of adjustment (and upon surrender thereof, if required by the Company) new Warrants evidencing the number of Warrants to which such Holder shall be entitled afer such adjustment.

          (e) Irrespective of any adjustments or changes in the Warrant Price or the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrants theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrants pursuant to Subsection 3(a), continue to express the same Warrant Price per share, number of shares purchasable thereunder and Redemption Price therefor as when the same were originally issued.

          (f)  After each adjustment of the Warrant Price pursuant to this
Section 5, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Warrant Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant after such adjustment, and, if the Company shall have elected to adjust the number of Warrants pursuant to Subsection 5(d), the number of Warrants to which the registered holder of each Warrant shall then be entitled, and the adjustment in Redemption Price resulting therefrom, and (iii) a brief statement of the facts accounting for such adjustment. The Company will cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder of Warrants at his or her last address as it shall appear on the registry books. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of such adjustment. The affidavit the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

          (g) For purposes of Subsections 5(a) and 5(d), the following provisions (i) to (v) shall also be applicable:

               (i) the number of shares of Common Stock deemed outstanding at any given time shall include all shares of capital stock convertible into, or exchangeable for, Common Stock (on an as converted basis) as well as all shares of Common Stock issuable upon the exercise of (x) any convertible debt,
(y) warrants outstanding on the date hereof and (z) options outstanding on the date hereof.

               (ii) No adjustment of the Warrant Price shall be made unless such adjustment would require an increase or decrease of at least $.01 in such price; provided that any adjustments which by reason of this Paragraph (ii) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with adjustments so carried forward, shall require an increase or decrease of at least $.01 in the Warrant Price then in effect hereunder.

               (iii) In case of (1) the sale by the Company (including as a component of a unit) of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock (such securities convertible, exercisable or exchangeable into Common Stock being herein called "Convertible Securities"), or (2) the issuance by the Company, without the receipt by the

Company of any consideration therefor, of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, and the consideration per share for which Common Stock is issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (determined by dividing
(x) the minimum aggregate consideration, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, payable to the Company upon the exercise of such rights, warrants or options, plus the consideration received by the Company for the issuance or sale of such rights, warrants or options, plus, in the case of such Convertible Securities, the minimum aggregate amount, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchage of such Convertible Securities issuable upon the exercise of such rights, warrants or options) is less than the Warrant Price of the Common Stock as of the date of the issuance or sale of such rights, warrants or options, then such total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (as of the date of the issuance or sale of such rights, warrants or options) shall be deemed to be "Common Stock" for purposes of Subsections 5(a) and 5(d) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsections 5(a) and 5(d).

               (iv) In case of the sale or other issuance by the Company of any Convertible Securities, whether or not the right of conversion or exchange thereunder is immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the total amount of consideration received by the Company for the sale of such Convertible Securities, plus the minimum aggregate amount, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of additional consideration, if any, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities) is less than the Warrant Price of the Common Stock as of the date of the sale of such Convertible Securities, then such total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities (as of the date of the sale of such Convertible Securities) shall be deemed to be "Common Stock" for purposes of Subsections 5(a) and 5(d) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Subsections 5(a) and 5(d).

               (v) In case the Company shall modify the rights of conversion, exchange or exercise of any of the securities referred to in Paragraphs (iii) or (iv) of this Subsection 5(g) or any other securities of the Company convertible, exchangeable or exercisable for shares of Common Stock, for any reason other than an event that would require adjustment to prevent dilution, so that the consideration per share received by the Company after such modification is less than the Warrant Price as of the date prior to such modification, then such securities, to the extent not theretofore exercised, converted or exchanged, shall be deemed to have expired or terminated immediately prior to the date of such modification and the Company shall be deemed, for purposes of calculating any adjustments pursuant to this Section 5, to have issued such new securities upon such new terms on the date of modification. Such adjustment shall become effective as of the date upon which such modification shall take effect. On the expiration or cancellation of any such right, warrant or option or the termination or cancellation of any such right to convert or exchange any such Convertible Securities, the Warrant Price then in effect hereunder shall forthwith be readjusted to such Warrant Price as would have obtained (a) had the adjustments made upon the issuance or sale of such rights, warrants, options or Convertible Securities been made upon the basis of the issuance of only the number of shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities and (b) had adjustments been made on the basis of the Warrant Price as adjusted under clause (a) of this sentence for all transactions (which would have affected such adjusted Warrant Price) made after the issuance or sale of such rights, warrants, options or Convertible Securities.

               (vi) In case of the sale of any shares of Common Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company therefor shall be deemed to be the gross sales price therefor without deducting therefrom any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith. In the event that any securities shall be issued in connection with any other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated among the securities, then each of such securities shall be deemed to have been issued for such consideration as the Board of Directors of the Company determines in good faith; provided, however that if holders of more than of 10% of the then outstanding Warrants disagree with such determination, the Company shall retain an independent investment banking firm for the purpose of obtaining an appraisal.

          (h) Notwithstanding any other provision hereof, no adjustment to the Warrant Price of the Warrants or to the number of shares of Common Stock purchasable upon the exercise of each Warrant will be made:

               (i) upon the exercise of any of the options outstanding on the date hereof under the Company's existing stock option plans; or

               (ii) upon the issuance or exercise of options which may hereafter be granted with the approval of the Board of Directors, or exercised, under any employee benefit plan of the Company to officers, directors, consultants or employees, but only with respect to such options as are exercisable at prices no lower than the Closing Bid Price (or, if the price referenced in the definition of Closing Bid Price cannot be determined, the Fair Market Value (as defined below)) of the Common Stock as of the date of grant thereof; or

               (iii) upon issuance or exercise of the warrants issued to D2 in connection with the Management Agreement between D2 Co., LLC and the Company, dated December 23, 1999 or upon the conversion of the notes or the exercise of the warrants included in the units issued pursuant to a bridge financing of the Company being effected concurrently herewith; or

               (iv) upon the issuance or sale of Common Stock or Convertible Securities pursuant to the exercise of any rights, options or warrants to receive, subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold, provided that an adjustment was either made or not required to be made in accordance with Subsections 5(a) and 5(d) in connection with the issuance or sale of such securities or any modification of the terms thereof; or

               (v) upon the issuance or sale of Common Stock upon conversion or exchange of any Convertible Securities, provided that any adjustments required to be made upon the issuance or sale of such Convertible Securities or any modification of the terms thereof were so made, and whether or not such Convertible Securities were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold.

Paragraph 5(g)(v) shall nevertheless apply to any modification of the rights of conversion, exchange or exercise of any of the securities referred to in Paragraphs (i), (ii) and (iii) of this Subsection 5(h). For purposes hereof, "Fair Market Value" shall mean the average Closing Bid Price for twenty (20) consecutive trading days, ending with the trading day prior to the date as of which the Fair Market Value is being determined, (with appropriate adjustments for subdivisions or combinations of shares effected during such period) provided that if the prices referred to in the definition of Closing Bid Price cannot be determined for such period, "Fair Market Value" shall be the fair market value as determined by the Board of Directors in good faith.

          (i) As used in this Section 5, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date of the original issue of the Warrants and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the shares issuable upon exercise of the Warrants shall include only shares of such class designated in the Company's Certificate of Incorporation, as amended, as Common Stock on the date of the original issue of the Warrants or (i), in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Subsection 5(c), the stock, securities or property provided for in such section or (ii), in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

          (j) Any determination as to whether an adjustment in the Warrant Price in effect hereunder is required pursuant to Section 5, or as to the amount of any such adjustment, if required, shall be binding upon the holders of the Warrants and the Company if made in good faith by the Board of Directors of the Company.

          (k) If and whenever the Company shall grant to the holders of Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company may at its option elect concurrently therewith to grant to each Registered Holder as of the record date for such transaction of the Warrants then outstanding, the rights, warrants or options to which each Registered Holder would have been entitled if, on the record date used to determine the shareholders entitled to the rights, warrants or options being granted by the Company, the Registered Holder were the holder of record of the number of whole shares of Common Stock then issuable upon exercise of his or her Warrant. If the Company shall so elect under this Subsection 5(k), then such grant by the Company to the holders of the Warrants shall be in lieu of any adjustment which otherwise might be called for pursuant to this Section 5.

     6. Fractional Warrants and Fractional Shares. If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 5, the Company nevertheless shall not be required to issue fractions of shares, upon exercise of the Warrant or otherwise, nor to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Registered Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of one share of Common Stock as of the date of exercise.

     7. Warrant Holders Not Deemed Shareholders. No holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of Warrants, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

     8. Rights of Action. All rights of action with respect to this Agreement are vested in the respective Registered Holders of the Warrants, and any Registered Holder of a Warrant, without consent of the holder of any other Warrant, may, in his own behalf and for his own benefit, enforce against the Company his right to exercise his Warrant for the purchase of shares of Common Stock in the manner provided herein.

     9. Agreement of Warrant Holders. Every holder of any Warrant, by his acceptance thereof, consents and agrees with the Company and every other holder of any Warrant that:

               (i) The Warrants are transferable only on the registry books of the Company by the Registered Holder thereof in person or by his or her attorney duly authorized in writing and only if such Warrants are surrendered at the office of the Company, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company, in its sole discretion, together with payment of any applicable transfer taxes; and

               (ii) The Company may deem and treat the person in whose name the Warrant is registered as the holder and as the absolute, true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in
Section 3.

     10. Investment Representation and Legend. The holder, by acceptance of the Warrants, represents and warrants to the Company that it is acquiring the Warrants and the shares of Common Stock (or other securities) issuable upon the exercise hereof for investment purposes only and not with a view towards the resale or other distribution thereof and agrees that the Company may affix upon this Warrant the following legend:

     "This Warrant has been issued in reliance upon the representation of the holder that it has been acquired for investment purposes and not with a view towards the resale or other distribution thereof. Neither this Warrant nor the shares issuable upon the exercise of this Warrant have been registered under the Securities Act of 1933, as amended."

The holder, by acceptance of this Warrant, further agrees that the Company may affix the following legend to certificates for shares of Common Stock issued upon exercise of this Warrant:

     "The securities represented by this certificate have been issued in reliance upon the representation of the holder that they have been acquired for investment and not with a view toward the resale or other distribution thereof, and have not been registered under the Securities Act of 1933, as amended. Neither the securities evidenced hereby, nor any interest therein, may be offered, sold, transferred, encumbered or otherwise disposed of unless either (i) there is an effective registration statement under said Act relating thereto or (ii) the Company has received an opinion of counsel, reasonably satisfactory in form and substance to the Company, stating that such registration is not required."

     11. Cancellation of Warrants. If the Company shall purchase or acquire any Warrant or Warrants, by redemption or otherwise, each such Warrant shall thereupon be and canceled by it and retired. The Company shall also cancel the Warrant or Warrants following exercise of any or all thereof or delivered to it for transfer, split up, combination or exchange.

     12. Modification of Warrant. The terms of the Warrants shall not be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders representing at least a majority of the Warrants then outstanding; provided, that, no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the Warrant Price therefor, or the acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the Registered Holder of the Warrant, and in compliance with applicable law.

     13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed by means of first class registered or certified mail, postage prepaid as follows: if to the Registered Holder of a Warrant, at the address of such holder as shown on the registry books maintained by the Company; if to the Company, at 555 17th St., Suite 3310, Denver, CO 80202, or at such other address as may have been furnished to the Registered Holder in writing by the Company.

     14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to principles of conflict of laws.

     15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, the Registered Holder and their respective successors and assigns, and the holders from time to time of the Warrants. Nothing in this Warrant is intended nor shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

     16. Registration Rights. The rights of the holder hereof with respect to the registration under the Securities Act of 1933, as amended, of the shares of Common Stock issuable upon the exercise of this Warrant are set forth in the Purchase Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.

                              BION ENVIRONMENTAL TECHNOLOGIES, INC.


                              By: /s/ Jon Northrop
                                  Authorized Officer

                              SUBSCRIPTION FORM

                   To Be Executed by the Registered Holder
                       in Order to Exercise Warrant

     The undersigned Registered Holder hereby irrevocably elects to exercise __________ Warrants represented by this certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

     ______________________________________________________
     ______________________________________________________
     ______________________________________________________
     ______________________________________________________
     [please print or type name and address]

and be delivered to
     ______________________________________________________
     ______________________________________________________
     ______________________________________________________
     ______________________________________________________
     [please print or type name and address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

     The undersigned represents that the exercise of the within Warrant was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited" in the space below.

                                   ________________________________________
                                   (Name of NASD Member)

Dated: ______________________  X   ________________________________________
                                   ________________________________________
                                   ________________________________________
                                                   Address

                                   ________________________________________
                                        Taxpayer Identification Number

                                   ________________________________________
                                             Signature Guaranteed

                                   ASSIGNMENT

                     To Be Executed by the Registered Holder
                          In Order to Assign Warrant

FOR VALUE RECEIVED,_____________________________________ hereby sells, assigns and transfers unto __________________________________________________

             PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

             ______________________________________________________
             ______________________________________________________
             ______________________________________________________
             ______________________________________________________
             [please print or type name and address]

     ___________________________ of the Warrants represented hereby, and hereby irrevocably constitutes and appoints

__________________________________________________________________________
Attorney to transfer this Warrant on the books of the Company, with full power of substitution in the premises.

Dated:__________________________  X   _______________________________________
                                      Signature Guaranteed


                                      _______________________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A MEMBER OF THE MEDALLION STAND PROGRAM.

                               PLEDGE AGREEMENT

     PLEDGE AGREEMENT, dated December 23, 1999 by and between D2 Co., LLC, a Delaware limited liability company, with offices at 5 East 59th Street, 3rd Floor, New York, NY 10022 (the "Pledgor") and Bion Environmental Technologies, Inc., a Colorado corporation, as Secured Party ( the "Secured Party").

                             W I T N E S S E T H:

     In consideration of the covenants and agreements set forth herein, the parties hereto hereby agree as follows:

     1. Pledge. As security for the prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all indebtedness and all other liabilities and obligations (collectively, the "Obligations"), whether now existing or hereafter arising, of the Pledgor to the Secured Party under, arising out of, or in any way connected with, the Pledgor's Promissory Note, of even date herewith (the "Note"), issued by the Pledgor to the Secured Party, Pledgor hereby delivers, pledges and assigns to Secured Party and creates in Secured Party a perfected first security interest in all of its right, title and interest in, to and under (i) those warrants to purchase 2,500,000 shares of the common stock of the Pledgor at an exercise price of $1.75 per share purchased by Pledgor in part with the Note and (ii) the shares of common stock underlying such warrants (these warrants and shares of common stock being collectively referred to herein as the "Pledged Warrants"), together with all rights and privileges of Pledgor with respect thereto, all proceeds, income and profits thereof and all property received in addition thereto, in exchange thereof or in substitution therefor and in any other property or assets of equal value as may from time to time be substituted by mutual agreement of the parties hereto as collateral security hereunder (all such property of Pledgor being hereinafter referred to as the "Collateral").

     2. Stock Dividends, Options or Other Adjustments. Prior to the full payment and satisfaction by Pledgor of all of the Obligations, Secured Party shall receive, as additional Collateral, any and all additional shares of stock or any other property of any kind distributable on or by reason of the Collateral pledged hereunder, whether in the form of or by way of stock dividends, warrants, total or partial liquidation, conversion, exchange, prepayments or redemptions (in whole or in part) or otherwise, except for cash distributions which shall be retained by the Pledgor to the extent provided in
Section 1 hereof. If any additional shares of capital stock, instruments, or other property, against which a security interest can only be perfected by possession by Secured Party, are distributed on or by reason of the Collateral pledged hereunder and shall come into the possession or control of Pledgor, Pledgor shall hold or control and forthwith transfer and deliver the same to Secured Party subject to the provisions hereof.

     3. Delivery of Warrant Certificates; Assignment. Pledgor is delivering herewith to Secured Party all instruments and certificates representing the Collateral, together with an assignment duly executed in blank. If at any time Secured Party notifies Pledgor that additional assignments or stock powers are required, Pledgor shall promptly execute and deliver such assignments or stock powers as Secured Party may request.

     4. Power of Attorney. Pledgor hereby constitutes and irrevocably appoints Secured Party with full power of substitution and revocation, as Pledgor's true and lawful attorney-in-fact, to the full extent permitted by law, to affix to certificates and documents representing the Collateral, the assignments or stock powers delivered with respect thereto, to transfer or cause the transfer of the Collateral, or any part thereof on the books of the Secured Party, to the name of Secured Party or Secured Party's nominee and thereafter exercise as to such Collateral all the rights, power and remedies of an owner. The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect the Secured Party's interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any such power. This power of attorney shall be irrevocable as one coupled with an interest prior to the full payment and satisfaction by Pledgor of all of the Obligations to Secured Party.

     5. Rights of Pledgor. So long as no Event of Default has occurred and is continuing (as used herein "Event of Default" shall mean and include (i) the failure of Pledgor to perform any of its Obligations or the breach by Pledgor of any covenant under this Agreement or the Note, (ii) any misrepresentation by Pledgor in or with respect to any provision of this Agreement or the Note, (iii) any attachment of the Collateral at any time pursuant to any court order or other legal process, or (iv) an Event of Default as defined in the Note), Pledgor shall be entitled to vote or consent with respect to the Collateral in any manner not inconsistent with this Agreement or the Note.

     6.  Rights of Secured Party.  Secured Party may:

         (a) Upon the occurrence and during the continuance of an Event of Default, cause the Collateral to be transferred to its name or to the name of any nominee or nominees and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

         (b) Upon the occurrence and during the continuance of an Event of Default, collect by legal proceedings or otherwise, all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of said Collateral, and hold the same as part of the Collateral, or apply the same to any of the Obligations in such manner and order as Secured Party may decide in their sole discretion;

         (c) Upon the occurrence and continuance of an Event of Default, enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of such Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof; and

         (d) At any time and without notice, discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral or pay for the maintenance and preservation of the Collateral; the amount of such payments, plus any and all fees, costs and expenses of Secured Party (including reasonable attorneys' fees and disbursements), in connection therewith, shall, at Secured Party's option, be reimbursed by Pledgor on demand from the date paid, or be added to the Obligations.

     7. Event of Default; Remedies. Upon the occurrence and during the continuance of an Event of Default as defined in Section 4 above:

          (a) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code, Secured Party shall have the right, and without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon Pledgor or any other person (all and each of which demands, notices or advertisements are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels at public or private sale or sales at any stock exchange, broker's board or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as Secured Party, in its sole and absolute discretion deems appropriate, without any liability for any loss due to decrease in the market value of the Collateral during the period held. If any notification of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed at least twenty-one (21) days before any such disposition. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right to Secured Party to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in the Pledgor, which right or equity is, to extent permitted by applicable law, hereby expressly waived or released by the Pledgor.

          (b) Secured Party may elect to obtain the advice of any investment banking firm or other consultant with respect to the method and manner of sale or other disposition of any of the Collateral, the best price reasonably obtainable therefor, the consideration of cash or credit terms, or any other details concerning such sale or disposition. Secured Party, in its sole discretion, may elect to sell on such credit terms which it deems reasonable. The sale of any of the Collateral on credit terms shall not relieve Pledgor of any of the Obligations until the full purchase price for the Collateral has been paid in full. All payments received by Secured Party in respect of a sale of Collateral shall be applied to the Obligations in the manner provided below, as and when such payments are received.

           (c) Pledgor recognizes that Secured Party may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), and may be compelled to resort to private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for its own account, for investment and not with a view for the distribution or resale thereof. Pledgor acknowledges and agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sale, and that Secured Party has any obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

           (d) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, Pledgor agrees to execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. Pledgor further agrees to use its best efforts to secure such sale or other disposition of the Collateral as Secured Party may deem necessary pursuant to the terms of this Agreement.

           (e) Upon any sale or other disposition, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including Secured Party) shall hold the Collateral free from any claim or right of any kind whatsoever, including any equity or right of redemption of Pledgor. Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which he had or may have under any rule of law or statute now existing or hereafter adopted.

          (f) Secured Party shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it. Secured Party may, without notice or publication, adjourn any private or public sale, and, upon twenty one (21) days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral, on credit or future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

     8. Application of Proceeds. The proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid, shall be applied by the Secured Party as follows:

     FIRST, to the payment of the reasonable costs and expenses, if any (including, without limitation, reasonable attorneys' fees and expenses), incurred by the Secured Party in preserving its interests in the Collateral or in enforcing any of the rights or remedies granted to it hereunder;

     SECOND, to the payment to the Secured Party of accrued and unpaid interest due and payable on the Note (whether at stated maturity, by acceleration or otherwise);

     THIRD, to the payment to the Secured Party of the outstanding principal amount due and payable on the Note (whether at stated maturity, by acceleration or otherwise);

     FOURTH, to the payment to the Secured Party of any and all other Obligations due and payable on the date of such application;

     FIFTH, to the payment of any other amounts required by applicable law;
and

     SIXTH, after payment in full of any and all Obligations, to the payment to the Pledgor or to its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds. (As used in this Pledge Agreement, "proceeds" of the Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Pledgor or any issuer of securities included in the Collateral).

     9. Representations. The Pledgor represents and warrants to the Secured Party that:

         (a) The Pledgor is the record and beneficial owner of the Pledged Warrants as of the date hereof;

         (b) The Pledged Warrants are owned by the Pledgor, free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance or any security interest in such Pledged Warrants or the proceeds thereof except for the security interest granted to the Secured Party hereunder;

         (c) No consent or approval of any Person, and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Pledge Agreement as to the Pledgor;

          (d) The execution and delivery of this Pledge Agreement by the Pledgor and its performance hereunder will not violate any provision of law and will not conflict with or result in a breach of any material order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any material agreement, bond, note or indenture to which the Pledgor is a party or by which the Pledgor is bound or any of the Pledgor's properties or assets is affected, or result in the imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Pledgor except as created by this Pledge Agreement; and

          (e) This Pledge Agreement creates and grants a valid first priority lien on and perfected security interest in the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include any of the Pledged Warrants.

     10.  Covenants.

          (a) The Pledgor hereby covenants and agrees that, so long as the Obligations shall be outstanding and unpaid, in whole or in part, the Pledgor will not sell, convey or otherwise dispose of any of the Pledged Warrants or any interest therein to any other party unless such party expressly agrees in writing to be bound by all of the terms of this Pledge Agreement and executes and delivers to the Secured Party appropriate financing statements and such other instruments and documents (all in form and substance satisfactory to counsel to the Secured Party) as the Secured Party may reasonably request, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Warrants or the proceeds thereof; and

          (b) The Pledgor warrants and will defend the right, title, special property and security interest in and to the Pledged Warrants of the Secured Party against the claims of any person, firm, partnership, corporation or other entity.

     11. Termination. This Agreement shall continue in full force and effect until all the Obligations shall have been fully and indefeasibly paid in full and payment in full thereof has been acknowledged by the Secured Party. Subject to any sale or other disposition by Secured Party of the Collateral or any part thereof pursuant to this Agreement, the Collateral shall be returned to Pledgor upon full payment, satisfaction and termination of all of the Obligations.

     12. No Impairment. The terms of this Pledge Agreement and the obligations of the Pledgor arising hereunder shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to the Note or any instrument or document executed or delivered pursuant thereto or in connection therewith; (b) the invalidity or unenforceability of any of such instruments or documents; (c) any exercise or non-exercise of any right, power or remedy of the Secured Party under any of such instruments or documents referred to in clause (a) above or arising at law; (d) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the Note or any of the instruments or documents referred to in clause (a) above; or (e) any waiver by the Secured Party of any rights under this Pledge Agreement, whether or not the Pledgor shall have had notice or knowledge of any of the foregoing and whether or not the Pledgor shall have consented thereto.

     13. Remedies Cumulative. Each right, power and remedy herein specifically granted to the Secured Party or otherwise available to them shall be cumulative, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or otherwise; and each right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised, at any time and from time to time as often and in such order as may be deemed expedient by the Secured Party in its sole and complete discretion; and the exercise or commencement of exercise of any right, power or remedy shall not be construed as a waiver of the right to exercise, at the same time or thereafter, the same or any other right, power or remedy. No delay or omission by the Secured Party in exercising any such right or power, or in pursuing any such remedy, shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Secured Party or an acquiescence therein. No waiver by the Secured Party of any breach or default of or by the Pledgor hereunder shall be deemed to be a waiver of any other or similar, previous or subsequent, breach or default.

     14. Amendment, Etc. This Pledge Agreement may not be amended orally, but may be amended or modified only in writing, signed by the Pledgor and the Secured Party. No waiver of any term or provision of this Pledge Agreement shall be effective unless it is in writing, making specific reference to this Pledge Agreement and signed by the party against whom such waiver is sought to be enforced. This Pledge Agreement constitutes the entire agreement among the Party hereto with respect to the subject matter hereof.

     15. Benefits to Secured Party. The Secured Party agrees that the rights, benefits and obligations conferred upon them pursuant to the terms of this Agreement shall be shared among them on a pro rata basis, according to the unpaid principal amount of the Note held by it.

     16. Further Assurances. The Pledgor shall at any time and from time to time upon the written request of the Secured Party, execute and deliver such further documents and do such further acts and things as the Secured Party may reasonably request in order to effect the purposes of this Pledge Agreement.

     17. Course of Dealing. No course of dealing between the Pledgor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party of any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     18. Severability. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Pledge Agreement in any jurisdiction.

     19. Successors and Assigns. This Pledge Agreement, and the terms and conditions hereof, shall be binding upon and shall inure to the benefit of the Pledgor and its successors and assigns, and the Secured Party and its successors and assigns; provided that the Pledgor may not assign its rights or delegate its obligations hereunder without the prior written consent of the Secured Party and any purported assignment or delegation by the Pledgor in the absence of such written consent shall be void.

     20. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, PROVIDED THAT AS TO COLLATERAL LOCATED IN ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, THE SECURED PARTY SHALL HAVE ALL THE RIGHTS TO WHICH SECURED PARTY UNDER THE LAWS OF SUCH JURISDICTION ARE ENTITLED.

     21. Term. This Pledge Agreement shall continue in full force and effect until all the Obligations have been fully and indefeasibly paid in full, whereupon this Pledge Agreement shall terminate.

     22. Notices. All notices and other communications provided for herein shall be by telephone (except where written notice is expressly required hereby), or in writing and telephoned, telecopied, mailed or delivered by overnight courier or by hand to the intended recipient at the telephone number or "Address for Notices" specified below its name on the signature pages hereof; or, as to either party, at such other telephone number or address as shall be designated by such party in a notice to the other Party. Except as otherwise provided in this Pledge Agreement, all notices and other communications hereunder shall be deemed to have been duly given when transmitted by telecopier or delivered to an overnight courier service, in each case addressed as aforesaid or personally delivered or, in the case of a mailed notice, when actually received by the intended recipient. Telephoned notices shall be confirmed within three days by the sender by telecopy, overnight courier or hand delivery, provided that failure to confirm any such telephoned notice shall not affect its validity.

     23. Counterparts. This Pledge Agreement may be executed in any number of counterpart copies, each of which shall be deemed an original, but which together shall constitute a single instrument.

     24. Headings. Descriptive headings appearing herein are included solely for convenience of reference and are not intended to affect the meaning or construction of any of the provisions of this Pledge Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              D2 CO., LLC, as Pledgor


                              By: /s/ David J. Mitchell
                                  Name: David J. Mitchell
                                  Title: President

            Address for Notices:  5 East 59th Street, 3rd Floor
                                  New York, NY 10022

                               BION ENVIRONMENTAL
                                TECHNOLOGIES, INC., as Secured Party


                               By: /s/ Jon Northrop
                                  Name: Jon Northrop
                                  Title: CFO


            Address for Notices:  555 17th Street, Suite 3310
                                  Denver, CO 80202


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